Earnings Per Share (Table)	12 Months Ended
Mar. 31, 2020
Earnings per share [abstract]
Earnings Per Share

	March 31,
	2020	2019	2018
	$	$	$
Net loss	(39,667)	(12,475)	(7,224)
Allocation of loss net of dividends to shareholders of preferred shares	—	268	357
Net loss to shareholders of common shares	(39,667)	(12,207)	(6,867)

Weighted average number of common shares outstanding	56,399,499	36,129,647	22,292,548
Basic and diluted loss per share	(0.70)	(0.34)	(0.31)